UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☑	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.
ZipRealty, Inc.

(Name of Registrant as Specified In Its Charter)
Not applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ZIPREALTY, INC.
2000 Powell Street, Suite 300
Emeryville, California 94608
(510) 735-2600

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on May 25, 2006

To our Stockholders:

We are holding our 2006 annual meeting of stockholders on Thursday, May 25, 2006, at 9:30 a.m. local time. It will be held at Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, telephone (415) 398-1234. Only stockholders of record on March 28, 2006 are entitled to notice of and to vote at our annual meeting or at any adjournment or postponement of it. The purpose of the meeting is:

1. To elect two Class II directors, each to serve for a term of three years expiring on the date of our 2009 annual meeting of stockholders or until a successor is duly elected and qualified, and to elect one Class I director, to serve for a term of two years expiring on the date of our 2008 annual meeting of stockholders or until a successor is duly elected and qualified;

2. To ratify the appointment of our independent registered public accounting firm for our fiscal year 2006;

3. To approve the material terms of the 2004 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code; and

4. To transact any other business that may properly come before the annual meeting or any adjournment or postponement of it.

Your Board of Directors unanimously recommends that you vote to approve all of the proposals before you. Those proposals are described more fully in the accompanying proxy statement, which we urge you to read.

Your vote is important. Whether or not you plan to attend the meeting in person, you are urged to ensure that your shares are represented at the annual meeting by following the instructions on the enclosed proxy card. Please refer to the proxy card for more information on how to submit your vote.

By order of the Board of Directors,

Karen B. Seto
Secretary

April 14, 2006

ZIPREALTY, INC.
2000 Powell Street, Suite 300
Emeryville, California 94608
(510) 735-2600

PROXY STATEMENT

INTRODUCTION

The accompanying proxy is solicited by the Board of Directors of ZipRealty, Inc., a Delaware corporation (“we,” “us,” “ZipRealty” or the “Company”), for use at our 2006 annual meeting of stockholders to be held on Thursday, May 25, 2006, at 9:30 a.m. local time, or any adjournment thereof, for the purposes set forth in this proxy statement and the accompanying notice of annual meeting. The annual meeting will be held at Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, telephone (415) 398-1234.

These proxy solicitation materials were first mailed on or about April 14, 2006 to all stockholders entitled to vote at our annual meeting.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE ANNUAL MEETING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at our annual meeting of stockholders. That meeting is scheduled to take place on Thursday, May 25, 2006, at 9:30 a.m. local time. This proxy statement summarizes information concerning the proposals to be voted on at that meeting. This information will help you to make an informed vote at the annual meeting.

What proposals will be voted on at the meeting?

We have scheduled three proposals to be voted on at the meeting:

1. The election of two Class II directors, each to serve for a term of three years expiring on the date of our 2009 annual meeting of stockholders or until a successor is duly elected and qualified, and the election of one Class I director, to serve for a term of two years expiring on the date of our 2008 annual meeting of stockholders or until a successor is duly elected and qualified;

2. The ratification of the appointment of our independent registered public accounting firm for our fiscal year 2006; and

3. The approval of the material terms of the 2004 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code.

What is the voting recommendation?

Your Board of Directors recommends that you vote your shares “FOR” the election of each of the nominees to the Board of Directors and “FOR” the other proposals listed above.

Who is entitled to vote?

Only stockholders of record of our common stock at the close of business on March 28, 2006, which is the record date for our annual meeting of stockholders, are entitled to notice of and to vote at our annual meeting. As of the close of business on the record date, 20,309,971 shares of our common stock were outstanding and entitled to vote. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and shares owned beneficially.

Stockholder of record

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, then you are considered to be the stockholder of record with respect to those shares, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for you to use.

Beneficial owner

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in street name, and your broker or nominee is forwarding these proxy materials to you. Your broker or nominee is considered to be the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for you to use in directing the broker or nominee how to vote your shares.

How can I vote my shares in person at the meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

Even if you currently plan to attend the annual meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the meeting. You may vote shares held in street name in person only if you obtain a signed proxy from the record holder giving you the right to vote the shares.

How can I vote my shares without attending the meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting.

Stockholder of record

You may vote by granting a proxy. Please refer to the summary voting instructions included on your proxy card. You may vote by mail by signing your proxy card and mailing it in the enclosed postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign the card but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

Beneficial owner

For shares held in street name, refer to the voting instruction card included by your broker or nominee.

Can I change my vote after I submit my proxy?

Yes. You can change your vote at any time before we vote your proxy at the annual meeting.

Stockholder of record

If you are a stockholder of record you can change your vote by one of the following methods:

•	Send a written notice to our Secretary at our principal executive offices in Emeryville, California stating that you would like to revoke your proxy.

•	Complete a new proxy card and send it to our Secretary. The new proxy card will automatically replace any earlier-dated proxy card that you returned.

•	Attend the annual meeting and vote in person.

If you choose to revoke your proxy by attending the annual meeting, you must vote at the meeting in accordance with the rules for voting at the annual meeting. Attending the annual meeting will not, by itself, constitute revocation of your proxy.

Beneficial owner

If you instructed a broker or nominee to vote your shares, follow your broker or nominee’s directions for changing those instructions.

How are votes counted?

In the election of directors, you may vote “FOR” all of the nominees or your vote may be “WITHHELD” with respect to one or more of the nominees. For any other proposal, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Shares may also be present at a meeting as broker non-votes. Generally, broker non-votes occur when a broker holds shares in “street name” for a beneficial owner, the broker has not received voting instructions from the beneficial owner, and the broker indicates on a proxy that it does not have discretionary authority to vote on the proposal.

Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” on a proposal will be treated as being present at the meeting for purpose of establishing a quorum and will also be treated as being entitled to vote on the proposal. Broker non-votes will be treated as being present at the meeting for the purpose of establishing a quorum but will not be treated as being entitled to vote on the proposal and, therefore, will not affect voting results.

The inspector of election appointed for the meeting will tabulate all votes. If you sign your proxy card or broker voting instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors (“FOR” all of our nominees to the Board of Directors, “FOR” all other items described in this proxy statement and in the discretion of the proxy holders on any other matters that properly come before the meeting).

What vote is required to approve each of the proposals?

With respect to the proposal to elect directors, the two nominees for election as Class II directors and the one nominee for election as Class I director receiving the greatest number of “FOR” votes will be elected, even if those votes are less than a majority of shares present and entitled to vote. Votes “WITHHELD” are not counted towards the tabulation of votes cast for the election of directors.

Any other proposal requires the affirmative “FOR” vote of a majority of the shares present and entitled to vote on the proposal. Note that shares that are voted “ABSTAIN” on a proposal may prevent the proposal from receiving the affirmative vote of a majority of the shares present and entitled to vote on the proposal and, therefore, have the same effect as votes “AGAINST” the proposal.

What does it mean if I receive more than one proxy or voting instruction card?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy and voting instruction card you receive.

How may I obtain a separate set of proxy materials or request a single set for my household?

If you share an address with another stockholder, you may receive only one set of proxy materials (including our Annual Report on Form 10-K and proxy statement) unless you have provided contrary instructions. If that is the case and you wish to receive a separate set of proxy materials now, please request the separate set by contacting our transfer agent, American Stock Transfer & Trust Company, in writing at 6201 15th Avenue, Brooklyn, New York 11219, Attention: Shareholder Services, by telephone at (800) 937-5449, or by facsimile at (718) 236-2641. Our transfer agent will then deliver the additional set of proxy materials promptly. You may also contact our transfer agent in the same fashion to give notice that you wish to receive a separate set of proxy materials in the future.

Similarly, if you share an address with another stockholder and have received multiple sets of our proxy materials, you may contact our transfer agent in the same manner set forth above to request delivery of a single set of these materials in the future.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the annual meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2006, which quarter ends June 30, 2006.

What happens if additional proposals are presented at the meeting?

Other than the proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by the Board of Directors.

Must a minimum number of stockholders vote or be present at the annual meeting?

A quorum of stockholders is necessary to hold a valid meeting. Our bylaws provide that a majority of all of the shares of our stock entitled to vote, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the annual meeting. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” on any proposal, as well as broker non-votes, will be treated as being present and entitled to vote for purposes of establishing a quorum.

Is cumulative voting permitted for the election of directors?

Stockholders may not cumulate votes in the election of directors.

Who will bear the cost of soliciting votes for the meeting?

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We may also hire our transfer agent (American Stock Transfer & Trust Company) or another proxy solicitor to assist us in the distribution of proxy materials and the solicitation of votes. We will pay any proxy solicitor a reasonable and customary fee plus expenses for those services. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our beneficial stockholders.

PROPOSAL 1 — ELECTION OF DIRECTORS

Terms of directors

We have a classified Board of Directors, with overlapping terms of office. The term for the Class I directors expires at the 2008 annual meeting, the term for the Class II directors expires at the 2006 annual meeting and the term for the Class III directors expires at the 2007 annual meeting. Each director serves for a three-year term (or the remainder of a three-year term when the director is filling a vacancy) or until his or her successor is duly elected and qualified.

Our Board of Directors currently consists of seven members: two who are Class I directors, two who are Class II directors and three who are Class III directors. Our Board of Directors has determined that each of its current members, except for Mr. Eric A. Danziger, is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards.

Election of Class II directors

The Board of Directors’ nominees for election by the stockholders as Class II directors are Mr. Marc L. Cellier and Mr. Robert C. Kagle. Both Mr. Cellier and Mr. Kagle currently serve as Class II directors with terms of office expiring at the 2006 annual meeting. Our Corporate Governance and Nominating Committee has recommended these nominations. If elected, the two nominees will serve as directors until our 2009 annual meeting or until their successors are duly elected and qualified. If either of the nominees declines to serve, proxies may be voted for a substitute nominee as we may designate. We are not aware of any reason that either nominee would be unable or unwilling to serve.

As long as a quorum is present, the two nominees for Class II directors receiving the highest number of votes “FOR” will be elected as the Class II directors. The persons named in the enclosed proxy intend to vote the shares represented by those proxies “FOR” the election of these two nominees.

The Board of Directors recommends a vote “FOR” the election of Mr. Marc L. Cellier and Mr. Robert C. Kagle as Class II directors.

Election of Class I director

The Board of Directors’ nominee for election by the stockholders as a Class I director is Ms. Elisabeth H. DeMarse. Ms. DeMarse was appointed to the Board of Directors in July 2005 to fill a Class I vacancy until the 2006 annual meeting. Our Corporate Governance and Nominating Committee has recommended this nomination. If elected, Ms. DeMarse will serve as director until our 2008 annual meeting or until her successor is duly elected and qualified. If Ms. DeMarse declines to serve, proxies may be voted for a substitute nominee as we may designate. We are not aware of any reason that Ms. DeMarse would be unable or unwilling to serve.

As long as a quorum is present, the nominee for Class I director receiving the highest number of votes “FOR” will be elected as the Class I director. The persons named in the enclosed proxy intend to vote the shares represented by those proxies “FOR” the election of this nominee.

The Board of Directors recommends a vote “FOR” the election of Ms. Elisabeth H. DeMarse as a Class I director.

Directors

The following sets forth certain information concerning our directors, including the nominees for election at the 2006 annual meeting:

			Director
Name	Age	Position with the Company	Since

Class II Director Nominees:
Marc L. Cellier(2)	43	Director	2001
Robert C. Kagle(2,3)	50	Director	1999
Class I Director Nominee:
Elisabeth H. DeMarse(2)	52	Director	2005
Class I Director Whose Term
Expires at 2008 Annual Meeting:
Donald F. Wood(1,3)	51	Director	1999
Class III Directors Whose Terms Expire at 2007 Annual Meeting:
Ronald C. Brown(1,3)	51	Director	2004
Eric A. Danziger	52	President, Chief Executive Officer and Director	2001
Stanley M. Koonce, Jr.(1)	57	Director	2004

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Corporate Governance and Nominating Committee.

Marc L. Cellier has served on our Board of Directors since May 2001. Mr. Cellier has been a founding managing partner of Pyramid Technology Ventures since its founding in January 2000. Since April 1998, Mr. Cellier has also been a general partner at GC Technology Ventures. Mr. Cellier holds a Masters of Business Administration degree from the University of St. Thomas and a Bachelor of Arts degree in finance from Institut Superieur de Gestion.

Robert C. Kagle has served on our Board of Directors since November 1999. Mr. Kagle has been a General Partner of Benchmark Capital Management Co., LLC, since its founding in May 1995 and a General Partner of Technology Venture Investors since January 1984. Mr. Kagle also serves on the board of directors of eBay Inc. Mr. Kagle holds a Masters of Business Administration degree from the Stanford University Graduate School of Business and a Bachelor of Science degree in electrical and mechanical engineering from the General Motors Institute (renamed Kettering University in January 1998).

Elisabeth H. DeMarse has served on our Board of Directors since July 2005. Ms. DeMarse currently serves as CEO-in-Residence of Austin Ventures. From April 2000 until June 2004, Ms. DeMarse served as President and Chief Executive Officer of Bankrate, Inc., an internet financial services company. From 1998 to 2000, Ms. DeMarse served as Executive Vice President of Hoover’s Online, Inc., an internet financial services company. Prior to joining Hoover’s, Ms. DeMarse served for ten years as a senior executive in a variety of roles at Bloomberg L.P., a financial services organization. Ms. DeMarse currently serves on the boards of directors of EDGAR-Online, Inc., an internet source for SEC filings, Heska Corporation, a seller of advanced veterinary diagnostic and specialty products, Stockgroup, an internet source for financial data and news, and YP Corp., an online telephone directory, and is a certified member of the National Association of Corporate Directors. Ms. DeMarse holds a Masters of Business Administration degree from Harvard Business School and a Bachelor of Arts degree in History cum laude from Wellesley College.

Donald F. Wood has served on our Board of Directors since July 1999. Since February 1998, Mr. Wood has been a Managing Member of Vanguard Ventures. Mr. Wood holds a Masters of Business Administration degree from the Stanford University Graduate School of Business and a Bachelor of Arts degree in economics from Stanford University.

Ronald C. Brown has served on our Board of Directors since March 2004. Mr. Brown is currently President of Atrium Holdco, LLC, a hotel investment company. From January 2004 to June 2004, Mr. Brown was Executive Vice President of Strategy of Starwood Hotels and Resorts Worldwide, Inc., a global hotel company. From June 1995 to December 2003, Mr. Brown was Chief Financial Officer of Starwood. Mr. Brown holds an LL.M. degree from the London School of Economics and an LL.B. degree from Osgoode Hall Law School, Toronto, Canada.

Eric A. Danziger has served as our President, Chief Executive Officer and a member of our Board of Directors since June 2001. Prior to joining us, from February 1998 to June 2001, Mr. Danziger served as President and Chief Operating Officer of Carlson Hotels Worldwide, a hotel and resort management company including the hospitality brands Radisson Hotels Worldwide, Regent International, and Country Inns and Suites. From May 1996 to February 1998, Mr. Danziger served as President and Chief Executive Officer of Starwood Hotels and Resorts Worldwide, Inc., and from September 1990 to May 1996, he served as President of Wyndham Hotels and Resorts.

Stanley M. (Mack) Koonce, Jr. has served on our Board of Directors since May 2004. Mr. Koonce has been the Executive Vice President and Chief Operating Officer of Big Brothers Big Sisters of America since June 2002. From April 2001 to April 2002, Mr. Koonce was President and Chief Executive Officer of Venue Ticket Exchange, a sports ticketing company. From September 2000 to May 2002, Mr. Koonce was Chairman of AIVIA, a software and web development company. Mr. Koonce holds a Masters of Business Administration degree and a Bachelor of Science degree in mathematics from the University of North Carolina at Chapel Hill.

Board committees

Our Board of Directors has standing Audit, Compensation, and Corporate Governance and Nominating Committees. Each of these committees is governed by a written charter that is available on our website at www.ziprealty.com.

Audit Committee.  Our Audit Committee consists of Messrs. Brown (chair), Koonce and Wood, each of whom our Board of Directors has determined is independent within the meaning of the Securities and Exchange Commission and the Nasdaq Stock Market, Inc. independent director standards. Our Board of Directors has further determined that Mr. Brown is a financial expert within the meaning of the Securities and Exchange Commission standard. A copy of the revised charter of this committee is attached to this proxy statement as Appendix A. This committee’s main function is to oversee our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements. This committee’s responsibilities include:

•	selecting and hiring our independent auditors;

•	evaluating and providing guidance with respect to the external audit and qualifications, independence and performance of our independent auditors;

•	pre-approving the audit and non-audit services to be performed by our independent auditors;

•	reviewing management’s report on its assessment of the effectiveness of our internal controls and our significant accounting policies;

•	overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement; and

•	reviewing and monitoring compliance with our code of business conduct and ethics.

Compensation Committee.  Our Compensation Committee consists of Mr. Kagle (chair), Mr. Cellier and Ms. DeMarse, each of whom our Board of Directors has determined is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards. This committee’s purpose is to assist our Board of Directors in determining the development plans and compensation for our senior management and directors and recommend these plans to our Board of Directors. This committee’s responsibilities include:

•	reviewing and recommending compensation and benefit plans for our executive officers;

•	setting performance goals for our officers and reviewing their performance against these goals;

•	evaluating the competitiveness of our executive compensation plans;

•	reviewing and recommending compensation for members of our Board of Directors and committees thereof; and

•	preparing the report that the Securities and Exchange Commission requires in our annual proxy statement.

Corporate Governance and Nominating Committee.  Our Corporate Governance and Nominating Committee consists of Messrs. Wood (chair), Brown and Kagle, each of whom our Board of Directors has determined is independent within the meaning of the Nasdaq Stock Market, Inc. independent director standards. A copy of the revised charter of this committee is attached to this proxy statement as Appendix B. This committee’s purpose is to assist our Board of Directors by identifying individuals qualified to become members of our Board of Directors, consistent with criteria set by our Board of Directors, and to develop our corporate governance principles. This committee’s responsibilities include:

•	evaluating the composition, size and governance of our Board of Directors and its committees and making recommendations regarding future planning and the appointment of directors to our committees;

•	administering our policy for considering stockholder nominees for election to our Board of Directors;

•	evaluating and recommending candidates for election to our Board of Directors;

•	overseeing our Board of Directors’ periodic evaluation process;

•	reviewing our corporate governance principles and providing recommendations to the Board of Directors regarding possible changes;

•	periodically reviewing executive succession plans; and

•	reviewing and approving any related party transactions.

Identifying and evaluating director nominees

Qualifications.  We have no stated minimum criteria for director nominees. The Corporate Governance and Nominating Committee does, however, seek for nomination and appointment candidates with excellent decision-making ability, business experience, relevant expertise, personal integrity and reputation. This committee may also consider other factors such as issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service and other commitments, and the general needs of the Board of Directors, in accordance with the revised charter of this committee, a copy of which is attached to this proxy statement as Appendix B, and with the Corporate Governance Guidelines adopted by the Board of Directors in March 2006, a copy of which is attached to this proxy statement as Appendix C. This committee believes it appropriate that at least one member of the Board of Directors meet the criteria for an audit committee financial expert as defined by the rules of the Securities and Exchange Commission, and that a majority of the members of the Board of Directors meet the independent director standard under rules of the Nasdaq Stock Market. This committee also believes it may be appropriate for certain members of our management, in particular the President and Chief Executive Officer, to participate as a member of the Board of Directors.

Process.  The Corporate Governance and Nominating Committee identifies nominees for the class of directors being elected at each annual meeting of stockholders by first evaluating the current members of such class of directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of such class of directors does not wish to continue in service or if this committee or the Board of Directors decides not to re-nominate a member of such class of directors for re-election, this committee identifies the desired skills and experience of a new nominee in light of the criteria above. Current members of this committee and the Board of Directors are polled for suggestions as to individuals meeting the criteria for nomination. Research may also be performed to identify qualified individuals. This committee may, in its discretion, engage third party search firms to identify and assist in recruiting potential nominees to the Board of Directors. Candidates may also come to the attention of this committee through management, stockholders or other persons.

The Corporate Governance and Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board of Directors or management.

Stockholder recommendations.  Pursuant to the requirements of its charter, the Corporate Governance and Nominating Committee will review any director candidates recommended by our stockholders who are entitled to vote in the election of directors, provided that the stockholder recommendations are timely submitted in writing to our Secretary, along with all required information, in compliance with the stockholder nomination provisions of our bylaws. A copy of our bylaws has been filed with the Securities and Exchange Commission as an exhibit to our Form S-1 and is available on its website at www.sec.gov, as well as on our website at www.ziprealty.com under “Investor Relations — SEC Filings.” Any candidates properly recommended in accordance with the foregoing requirements by stockholders will be considered in such manner as the members of our Corporate Governance and Nominating Committee deem appropriate.

Director attendance at meetings

Board and committee meetings.  The following table summarizes the attendance by our incumbent directors, while they were serving on our Board of Directors, at meetings of our Board of Directors and its committees that were held in fiscal year 2005 (Ms. DeMarse was not elected as a member of our Board of Directors until July 2005). No incumbent director attended fewer than 75% of the aggregate of (i) the total number of meetings held by the Board of Directors while he served on the Board of Directors and (ii) the total number of meetings held by all committees on which he served while he served on those committees.

							Corp. Governance
							and Nominating
	Board of Directors		Audit Committee		Compensation Committee		Committee
	Meetings		Meetings		Meetings		Meetings
	Held		Held		Held		Held
	While a	Meetings	While a	Meetings	While a	Meetings	While a	Meetings
Name	Director	Attended	Member	Attended	Member	Attended	Member	Attended

Marc L. Cellier	6	6	—	—	4	4	—	—
Robert C. Kagle	6	6	—	—	4	4	5	5
Elisabeth H. DeMarse	3	3	—	—	2	2	—	—
Donald F. Wood	6	6	8	6	—	—	5	5
Ronald C. Brown	6	6	8	8	—	—	5	5
Eric A. Danziger	6	6	—	—	—	—	—	—
Stanley M. Koonce, Jr.	6	6	8	8	—	—	—	—

Annual meeting of stockholders.  We do not have a formal policy regarding attendance by members of our Board of Directors at our annual meetings of stockholders, but all directors are strongly encouraged to make every effort to attend each annual meeting of stockholders. To this end, we make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors, taking into account the directors’ schedules. Accordingly, we have scheduled our 2006 annual meeting of the Board of Directors immediately to follow our 2006 annual meeting of stockholders on the same date and in the same location. Our annual meeting of stockholders for fiscal year 2005 was attended by four of our six directors who were incumbent then and remain incumbent now.

Contacting our directors

Any stockholder who desires to contact any of members of our Board of Directors can write to the following address: Board of Directors, c/o Secretary, ZipRealty, Inc., 2000 Powell Street, Suite 300, Emeryville, California 94608. Communications received in writing will be collected, organized and processed by our Secretary, who will distribute the communications to the members of the Board of Directors as appropriate depending on the facts and circumstances outlined in the communication received. Where the nature of a communication warrants, the Secretary may decide to obtain the more immediate attention of the appropriate committee of the Board of Directors or an independent director, or the Company’s management or independent advisors, as the Secretary considers appropriate.

Director compensation

Cash Awards.  Each of our non-employee directors receives an annual retainer of $7,500. The non-employee directors serving as the chairpersons of our Audit Committee, Compensation Committee and Corporate Governance and Nominating Committee receive additional annual retainers of $10,000, $5,000 and $5,000, respectively. The non-employee directors serving as members but not as chairpersons of those committees receive an additional annual retainer of $2,500 for each such committee membership. We pay these retainers on a quarterly basis. We also reimburse our non-employee directors for their reasonable expenses incurred in connection with attending meetings of the Board of Directors and its committees. Directors who are our employees receive no separate compensation for services rendered as directors.

Option Awards.  Each non-employee director who joins our Board of Directors receives a nondiscretionary, automatic grant of an option to purchase 16,666 shares of our common stock upon joining our Board of Directors, which vests over three years in equal annual installments. In addition, on the date of each annual meeting of stockholders, each non-employee director receives an annual nondiscretionary, automatic grant of an option to purchase 6,666 shares of our common stock, pursuant to our 2004 Equity Incentive Plan, which vests in full on the earlier of (i) the first anniversary of the date of grant and (ii) our next annual meeting of stockholders at which directors are elected. Vesting for both types of awards is subject to the non-employee director’s continued service to the Company through the relevant vesting date.

Fiscal year 2005 Awards.  In May 2005, in connection with our 2005 annual meeting of stockholders, each continuing non-employee director then serving on our Board of Directors received an automatic grant of an option to purchase 6,666 shares of our common stock at an exercise price of $14.08 per share, subject to the vesting schedule noted above. Also, in July 2005, upon joining our Board of Directors, Ms. DeMarse received an automatic grant of an option to purchase 16,666 shares at an exercise price of $13.88 per share, subject to the vesting schedule noted above. Other than these option awards, as well as the cash awards paid in accordance with the policy described above, no option grants, retainers or attendance fees were made or paid to any of our directors during fiscal year 2005.

PROPOSAL 2 — APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

You are being asked to ratify the appointment of PricewaterhouseCoopers LLP (“PWC”) as our independent registered public accounting firm for our fiscal year ending December 31, 2006.

Our Audit Committee has selected PWC as our independent registered public accounting firm for fiscal year 2006. PWC has served as our independent registered public accounting firm since our inception in 1999. Representatives of PWC are expected to be present at the annual meeting. They will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from you.

The approximate fees billed to us by PWC for services rendered with respect to fiscal years 2004 and 2005 were as follows:

	Fiscal Year 2004	Fiscal year 2005

Audit Fees	$784,717	$513,605
Audit-related Fees	—	—
Tax Fees	52,285	38,050
All Other Fees	1,400	1,500

Total Fees	$838,402	$553,155

Since June 2004, our Audit Committee has been responsible under its charter for pre-approving (or designating a member to pre-approve) audit and non-audit services provided to us by PWC (or subsequently approving non-audit services when subsequent approval is necessary and permissible). From that time through the end of fiscal year 2005, the Audit Committee pre-approved all audit and non-audit services provided to us by PWC, and no PWC non-audit services have been subsequently approved pursuant to 17 CFR 210.2-01(c)(7)(i)(C). The Audit Committee has delegated to its chair the ability to pre-approve miscellaneous services to be provided by PWC in an aggregate amount not to exceed $10,000 as long as the chair presents such pre-approval to the full committee for ratification at its next meeting.

As long as a quorum is present, the proposal will be approved if it receives the affirmative “FOR” vote of a majority of the shares present and entitled to vote on the proposal. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of this proposal.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

PROPOSAL 3 — APPROVAL OF THE MATERIAL TERMS OF THE 2004 EQUITY INCENTIVE
PLAN FOR PURPOSES OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

We are asking you to approve the material terms of our 2004 Equity Incentive Plan to preserve corporate income tax deductions that may become available to us pursuant to Internal Revenue Code Section 162(m) (“Section 162(m)”). We are asking for this approval so that we may deduct for federal income tax purposes compensation in excess of $1 million that may be paid to certain of our executive officers in any single year. Compensation includes cash compensation, as well as gains associated with the exercise of stock options and stock appreciation rights granted under the 2004 Equity Incentive Plan.

The 2004 Equity Incentive Plan was adopted by the Board of Directors in June 2004 and was approved by stockholders in August 2004. We are not making or submitting for stockholder approval any amendments to the 2004 Equity Incentive Plan; rather, this proposal simply seeks stockholder approval of the 2004 Equity Incentive Plan so as to allow us to take tax deductions associated with executive compensation, of which stock option grants, in particular, are a significant component.

Options granted under the 2004 Equity Incentive Plan are designed to qualify as “performance-based” compensation within the meaning of Section 162(m). Pursuant to Section 162(m), we generally may not deduct for federal income tax purposes compensation paid to our Chief Executive Officer or our four other highest paid executive officers to the extent that any of these persons receives more than $1 million in compensation in any single year. However, if the compensation qualifies as “performance-based” for Section 162(m) purposes and meets other requirements of Section 162(m), we may deduct for federal income tax purposes the compensation paid even if the compensation paid to one of these executives exceeds $1 million in a single year. For the options granted under the 2004 Equity Incentive Plan to continue to qualify as “performance-based” compensation under Section 162(m), stockholders must approve the material terms of the 2004 Equity Incentive Plan prior to our annual meeting of stockholders in 2008. Although we do not currently grant stock appreciation rights under the 2004 Equity Incentive Plan, we are seeking approval of the 2004 Equity Incentive Plan for stock appreciation rights in the same manner as for options.

We believe that we must retain the flexibility to respond to changes in the market for top executives and offer compensation packages that are competitive with those offered by others in our industry. In the event we are motivated by competitive forces to offer compensation in excess of $1 million to executive officers, our Board of Directors believes it would be in our best interests and those of our stockholders to be able to deduct such compensation for federal income tax purposes.

In order to comply with the stockholder approval requirements of Section 162(m), if stockholder approval of this proposal is not obtained, we will not make any further grants under the 2004 Equity Incentive Plan to our Chief Executive Officer and our four other most highly compensated executive officers determined as of the end of the last fiscal year, or their successors, until such time, if any, as stockholder approval of a subsequent similar proposal is obtained, and any 2004 Equity Incentive Plan grants made to individuals who subsequently become our Chief Executive Officer or one of our four other most highly compensated executive officers shall automatically terminate upon their becoming one of these officers.

As long as a quorum is present, the proposal will be approved if it receives the affirmative “FOR” vote of a majority of the shares present and entitled to vote on the proposal. The persons named in the enclosed proxy intend to vote the shares represented by those proxies in favor of this proposal.

The Board of Directors recommends a vote “FOR” the approval of the material terms of the 2004 Equity Incentive Plan for purposes of 162(m) of the Internal Revenue Code.

Summary of the 2004 Equity Incentive Plan

The following paragraphs provide a summary of the principal terms of the 2004 Equity Incentive Plan and its operation. The summary is qualified in its entirety by reference to the copy of the 2004 Equity Incentive Plan attached to this proxy statement as Appendix D.

General

The purpose of the 2004 Equity Incentive Plan is to increase stockholder value by attracting and retaining the best available personnel for positions of substantial responsibility, providing additional incentive to our employees and directors and promoting the success of our business. Options, restricted stock, stock appreciation rights, performance units and performance shares may be granted under the 2004 Equity Incentive Plan. Options granted under the 2004 Equity Incentive Plan may be either incentive stock options or nonstatutory stock options. Every employee of ZipRealty may become an optionholder or stockholder. We believe that commitment to employee ownership has limited employee turnover and improved our operational performance.

Approximately 2,193,434 shares of common stock were reserved for issuance under the 2004 Equity Incentive Plan as of March 28, 2006, of which options to purchase approximately 1,743,931 shares were outstanding. The number of shares reserved under the 2004 Equity Incentive Plan will automatically increase on the first day of each fiscal year by an amount equal to the least of (a) 1,666,666 Shares, (b) 4% of the outstanding shares of common stock on such date or (c) an amount determined by the Board of Directors.

Administration

The 2004 Equity Incentive Plan is administered by the Board of Directors or a committee appointed by the Board of Directors. The administrator determines the terms of the options and stock awards granted, including the exercise price, number of shares subject to the options and stock awards, and exercisability. All questions of interpretation are determined by the administrator and its decisions are final and binding upon all participants. Directors receive no additional compensation for their services in connection with the administration of the 2004 Equity Incentive Plan.

Eligibility

Nonstatutory stock options, restricted stock, stock appreciation rights, performance units and performance shares may be granted under the 2004 Equity Incentive Plan to our directors, employees and consultants. Incentive stock options may be granted only to employees. The 2004 Equity Incentive Plan provides a limit of $100,000 on the aggregate fair market value of shares subject to all incentive stock options that are exercisable for the first time by an optionee in any one calendar year. The administrator, in its discretion, selects the persons to whom options and stock awards are granted, the time or times at which such options and stock awards are granted, and the exercise price and number of shares subject to each such grant. Awards, including options and stock appreciation rights, may be granted under the 2004 Equity Incentive Plan that do not require the recipient to pay the grant-date fair market value with respect to the receipt of shares underlying the award.

Option and stock appreciation right grant limitations

Section 162(m) limits the deductibility for federal income tax purposes of compensation paid to certain of our executive officers. In order to preserve our ability to deduct the compensation associated with options and stock appreciation rights granted to such persons, the 2004 Equity Incentive Plan provides that no employee, consultant or director may be granted, in any fiscal year, options or stock appreciation rights to purchase more than 666,666 shares of common stock. Notwithstanding this limit, however, in connection with such individual’s initial employment or service, the individual may be granted options or stock appreciation rights to purchase up to an additional 1,000,000 shares of common stock. Options and stock appreciation rights that are intended to be performance-based compensation under Section 162(m) must be granted with an exercise price that is equal to at least 100% of the grant-date fair market value of the underlying shares.

Terms and conditions of options

Each option is evidenced by a stock option agreement between ZipRealty and the optionee, and is subject to the following terms and conditions:

(a) Exercise Price.  The administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, that the exercise price of an incentive stock option granted to a ten percent stockholder may not be less than 110% of the fair market value on the date the option is granted. The 2004 Equity Incentive Plan provides that if we desire to preserve our ability to deduct the compensation associated with options granted under the 2004 Equity Incentive Plan pursuant to Section 162(m), the exercise price of a nonstatutory stock option may not exceed 100% of the fair market value of the common stock on the date such option is granted. We may grant options with exercise prices equal to less than 100% of the fair market value of our common stock on the date of grant in connection with an acquisition by us of another company as well as under other circumstances as determined by the administrator. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock on the last market trading day prior to the date the option is granted.

(b) Exercise of Option; Form of Consideration.  The administrator determines when options vest and become exercisable and may accelerate the vesting and/or exercisability of any outstanding option. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 2004 Equity Incentive Plan permits payment to be made by cash, check, promissory note, other shares of our common stock, a cashless exercise procedure, a reduction in the amount of any liability of ZipRealty to the individual, any other form of consideration permitted by applicable law, or any combination thereof.

(c) Term of Option.  The term of an incentive stock option may be no more than ten years from the date of grant; provided, however, that in the case of an incentive stock option granted to a ten percent stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.

(d) Termination of Service.  If an optionee’s service relationship with us terminates for any reason (excluding death or disability), then the optionee may exercise the option within a period of time as determined by the administrator to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time set forth in the option agreement, the option will remain exercisable for three months following the termination of the optionee’s service relationship. If an optionee’s service relationship terminates due to the optionee’s disability, the optionee may exercise the option within a period of time as determined by the administrator to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option will remain exercisable for the twelve months following the termination of the optionee’s service due to disability. If an optionee’s service relationship terminates due to the optionee’s death, the optionee’s estate or the person who acquires the right to exercise the option by bequest or inheritance may exercise the option within a period of time as determined by the administrator to the extent the option was vested on the date of death (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option will remain exercisable for twelve months following the optionee’s death.

(e) Nontransferability of Options.  Unless otherwise determined by the administrator, options granted under the 2004 Equity Incentive Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee’s lifetime only by the optionee.

(f) Other Provisions.  The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2004 Equity Incentive Plan as may be determined by the administrator.

Stock appreciation rights

Stock appreciation rights are rights to receive cash and/or shares of our common stock based on a change in the fair market value of a specific number of shares of our common stock between the grant date and the exercise date. Each stock appreciation right grant will be evidenced by a stock appreciation right agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise and such other terms and conditions as the administrator may determine. Stock appreciation rights that are intended to be performance-based compensation must have an exercise price that is equal to at least 100% of the grant-date fair market value of the underlying shares. We do not currently grant, and have not granted, any stock appreciation rights under the 2004 Equity Incentive Plan.

Restricted stock

Restricted stock grants are awards of a specific number of shares of our common stock. Unless the administrator determines otherwise, the restricted stock purchase agreement will grant ZipRealty a repurchase option exercisable or a forfeiture condition triggered upon the voluntary or involuntary termination of the participant’s employment with ZipRealty for any reason, including death or disability. The purchase price for shares repurchased pursuant to the restricted stock purchase agreement will be the original price, if any, paid by the participant and may be paid by cancellation of any indebtedness of the participant to ZipRealty. The repurchase option or forfeiture condition will lapse at a rate determined by the administrator. Restricted stock grants generally will not qualify as performance-based compensation under the 2004 Equity Incentive Plan.

Performance units and performance shares

Performance units and performance shares may be granted to a participant at any time by the administrator. Each performance unit will have an initial value determined by the administrator, and each performance share will have an initial value equal to the fair market value of our common stock on the date of grant. The administrator will set performance objectives or other vesting provisions which, depending on the extent to which they are met in a specified time period, will determine the number or value of performance units or performance shares that will be paid out to the participant. Performance units and performance shares may be paid in the form of cash, common stock or both. Performance units and performance shares generally will not qualify as performance-based compensation under the 2004 Equity Incentive Plan.

Director option grants

Under the 2004 Equity Incentive Plan, each non-employee director automatically receives an option grant when he or she joins our Board of Directors and annually on the date of each annual meeting of stockholders. These grants are described in Proposal 1 under “Director Compensation.”

Adjustments upon changes in capitalization

If ZipRealty’s capitalization changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the 2004 Equity Incentive Plan (including the annual increases), the number and class of shares of stock subject to any option or stock award outstanding under the 2004 Equity Incentive Plan, the exercise price of any such outstanding option or stock award, and the share grant limits for options and stock appreciation rights.

In the event of a liquidation or dissolution, any unexercised options and stock awards will terminate.

In connection with any merger of ZipRealty with or into another corporation or the sale of all or substantially all of the assets of ZipRealty, each outstanding option and stock award will be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options or stock awards or to substitute substantially equivalent options or rights, the participant will have the right to exercise the option or stock awards as to all the stock subject to the option or stock award, including shares not otherwise vested or exercisable. In such event, the administrator will notify the participant that the option or stock award is fully exercisable for a period of time determined by the administrator and that the option or stock award terminates upon expiration of such period.

Amendment and termination of the plan

The Board of Directors may amend, alter, suspend or terminate the 2004 Equity Incentive Plan at any time and for any reason. However, ZipRealty must obtain stockholder approval for any amendment to the 2004 Equity Incentive Plan to the extent necessary or desirable to comply with applicable law. No such action by the Board of Directors or stockholders may impair any option or stock award outstanding under the 2004 Equity Incentive Plan without the written consent of the participant. Unless terminated earlier, the 2004 Equity Incentive Plan will terminate in August 2014.

Federal income tax requirements

Incentive stock options

An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Alternative minimum tax is an alternative method of calculating the income tax that must be paid each year, which includes certain additional items of income and tax preferences and disallows or limits certain deductions otherwise allowable for regular tax purposes. Alternative minimum tax is payable only to the extent that alternative minimum tax exceeds “regular” federal income tax for the year (computed without regard to certain credits and special taxes).

Upon a disposition of the shares more than two years after grant of the incentive stock option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 15%. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of (i) the fair market value of the shares at the date of the option exercise or (ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. Unless limited by Internal Revenue Code Section 162, ZipRealty is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Nonstatutory stock options

An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of ZipRealty is subject to tax withholding by ZipRealty. Unless limited by Internal Revenue Code Section 162, ZipRealty is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee’s exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period. Net capital gains on shares held more than twelve months may be taxed at a maximum federal rate of 15%.

Stock awards

Stock awards, including stock appreciation rights, will generally be taxed in the same manner as nonstatutory stock options. However, a stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Internal Revenue Code to the extent ZipRealty may repurchase the stock when the participant ceases to provide services to ZipRealty. As a result of this substantial risk of forfeiture, the participant will not recognize ordinary income at the time of purchase or issuance of the stock award. Instead, the participant will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture (i.e., when ZipRealty’s right of repurchase or a similar forfeiture condition lapses). The participant’s ordinary income is measured as the difference between the purchase price, if any, and the fair market value of the stock on the date the stock is no longer subject to a right of repurchase or forfeiture.

The participant may accelerate to the date of purchase or issuance his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing an election pursuant to Section 83(b) of the Internal Revenue Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price, if any, and the fair market value of the stock on the date of purchase or issuance, and the capital gain holding period commences on such date. The ordinary income recognized by a participant who is an employee will be subject to tax withholding by ZipRealty. Unless limited by Internal Revenue Code Section 162, we are entitled to a deduction in the same amount as and at the time the participant recognizes ordinary income.

The foregoing is only a summary of the effect of federal income taxation upon optionees and ZipRealty with respect to the grant of options and stock awards under the 2004 Equity Incentive Plan. It does not purport to be complete and does not discuss the tax consequences of the participant’s death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee may reside.

Accounting treatment

We generally are required to recognize compensation expense in an amount equal to the fair value on the date of grant of all stock options under the 2004 Equity Incentive Plan. The fair value of an option will be based on the number of shares subject to the option that are expected to vest. We will use the Black-Scholes model to estimate the fair value of share-based payments to employees, which will then be amortized over the requisite service period.

Participation in the plan

The grant of options under the 2004 Equity Incentive Plan to executive officers, including the named executive officers listed under “Executive compensation — Summary compensation table,” is subject to the discretion of the administrator. As of the date of this proxy statement, there has been no determination by the administrator with respect to future awards under the 2004 Equity Incentive Plan. Accordingly, future awards are not determinable. The table of option grants under “Executive compensation — Option grants in last fiscal year” provides information with respect to the grant of options to the named executive officers during fiscal year 2005. During fiscal year 2005, all current executive officers as a group and all other employees as a group were granted options to purchase approximately 60,000 shares and 587,373 shares, respectively, pursuant to the 2004 Equity Incentive Plan. The fair market value of our common stock on March 28, 2006 was $8.62 per share, based on the closing price on the Nasdaq National Market.

As of March 28, 2006, options to purchase approximately 1,743,931 shares of common stock were outstanding under the 2004 Equity Incentive Plan with a weighted average exercise price of $12.44 per share, options to purchase approximately 102 shares of common stock had been exercised, and approximately 449,503 shares were available for future grant.

TRANSACTION OF OTHER BUSINESS

We know of no other proposals to be presented at the meeting. If any other proposal is presented, the shares represented by the proxies we receive will be voted according to the best judgment of the persons named in the proxies. It is the intention of the persons named in the form of proxy to vote the shares that those proxies represent as the Board of Directors recommends.

SECURITY OWNERSHIP BY OUR DIRECTORS, OFFICERS
AND PRINCIPAL STOCKHOLDERS

The following table sets forth information about the beneficial ownership of our common stock at March 28, 2006, for:

•	each person known to us to be the beneficial owner of more than 5% of our common stock;

•	each named executive officer;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Unless otherwise noted below, the address of each beneficial owner listed on the table is c/o ZipRealty, Inc., 2000 Powell Street, Suite 300, Emeryville, California 94608. We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. We have based our calculation of the percentage of beneficial ownership on 20,309,971 shares of common stock outstanding on March 28, 2006, the record date for our annual meeting of stockholders.

In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of March 28, 2006. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Number of Shares	Percentage of Shares
Beneficial owner	Beneficially Owned	Outstanding
5% Stockholders:
Benchmark Capital Partners(1)	5,007,851	23.3%
Pyramid Technology Ventures(2)	4,731,472	21.6
Vanguard Ventures(3)	2,416,139	11.7
Passport Management, LLC(4)	2,373,000	11.7
Juan F. Mini(5)	1,496,769	7.3
Phillip A. Lamoreaux(6)	1,308,855	6.3
J. Carlo Cannell(7)	1,099,942	5.4
Directors and named executive officers:
Eric A. Danziger(8)	1,402,581	6.5
Gary M. Beasley(9)	180,238	*
William C. Sinclair(10)	110,953	*
Joseph Patrick Lashinsky(11)	101,850	*
Jeffrey G. Wagoner(12)	36,364	*
Ronald C. Brown(13)	32,207	*
Marc L. Cellier(14)	4,739,196	21.6
Elisabeth H. DeMarse	—	—
Robert C. Kagle(1)	5,014,517	23.3
Stanley M. Koonce, Jr.(15)	15,999	*
Donald F. Wood(16)	2,446,725	11.8
All directors and executive officers as a group (14 people)(17)	14,151,761	55.9%

(1)	Includes 3,792,043 shares held by Benchmark Capital Partners IV, L.P., as nominee for Benchmark Capital Partners IV, L.P., Benchmark Founders’ Fund IV, L.P., Benchmark Founders’ Fund IV-A, L.P., Benchmark Founders’ Fund IV-B, L.P., Benchmark Founders’ Fund IV-X, L.P. and related individuals, also known as the Benchmark Funds and 1,215,808 shares issuable upon exercise of warrants held by the same fund that are exercisable within 60 days of March 28, 2006. Mr. Kagle, who is one of our directors, is a managing member of Benchmark Capital Management Co. IV, L.L.C., which is the general partner of Benchmark Capital Partners IV, L.P. Mr. Kagle disclaims beneficial ownership of the shares held by this fund except with respect to 46,711 issued shares and 15,515 shares issuable upon exercise of warrants that are exercisable within 60 days of March 28, 2006, and to the extent of his pecuniary interest therein. The address of this fund and Mr. Kagle is c/o Benchmark Capital Partners, 2480 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(2)	Includes 3,116,705 shares held by Pyramid Technology Ventures I, L.P. and 1,614,767 shares issuable upon exercise of warrants held by Pyramid Technology Ventures I, L.P. that are exercisable within 60 days of March 28, 2006. Taurus Partners, LLC, which is the general partner of this fund, as well as its managing members, Marc L. Cellier and Alexander Jenkins Rhea, may be deemed to have beneficial ownership of the shares held by this fund. Each of Mr. Cellier, who is one of our directors, and Mr. Rhea disclaims beneficial ownership of the shares held by this fund except to the extent of his pecuniary interest therein. The address of this fund is c/o Pyramid Technology Ventures, P.O. Box 10723, Zephyr Cove, NV 89448.

(3)	Includes 1,887,492 shares held by Vanguard VI, L.P., 78,062 shares held by Vanguard VI Affiliates Fund, L.P. and 64,764 shares held by Vanguard VI Annex Fund, L.P. Also includes 336,608 shares issuable upon exercise of warrants held by Vanguard VI, L.P., 35,292 shares issuable upon exercise of warrants held by Vanguard VI Annex Fund, L.P. and 13,921 shares issuable upon exercise of warrants held by Vanguard VI Affiliates Fund, L.P., in each case that are exercisable within 60 days of March 28, 2006. Vanguard VI Venture Partners L.L.C., which is the general partner of these funds, as well as its managing members, Jack M. Gill, Robert D. Ulrich and Donald F. Wood, may be deemed to have beneficial ownership of the shares held by these funds. Each of Mr. Gill, Mr. Ulrich and Mr. Wood, who is one of our directors, disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein. The address of these funds is c/o Vanguard Ventures, 525 University Ave., Suite 1200, Palo Alto, CA 94301.

(4)	Based on information contained in a Schedule 13G filed February 14, 2006. Includes 1,366,611 shares held by Passport Master Fund, LP and 1,006,389 shares held by Passport Master Fund II, LP. The funds share beneficial ownership of the shares held by them with Passport Holdings, LLC, Passport Management, LLC, Passport Capital, LLC and John Burbank. The address of these entities and Mr. Burbank is c/o Passport Capital, LLC, 402 Jackson Street, San Francisco, CA 94111.

(5)	Includes 602,000 shares held by Mr. Mini individually, 718,088 shares held by Iverson Financial Corp. and 176,681 shares issuable upon exercise of warrants held by this entity that are exercisable within 60 days of March 28, 2006. Mr. Mini is a director of Iverson Financial Corporation, which is controlled by members of his family. Mr. Mini’s address is 881 Ocean Drive, Apt. 26-H, Key Biscayne, FL 33149.

(6)	Based on information contained in a Schedule 13G filed January 19, 2006. Includes 795,380 shares held by Lamoreaux Partners and 78,993 shares held by Phillip A. Lamoreaux. Also includes 400,710 shares issuable upon exercise of warrants held by Lamoreaux Partners and 33,772 shares issuable upon exercise of warrants held by Mr. Lamoreaux, in each case that are exercisable within 60 days of March 28, 2006. Mr. Lamoreaux has sole beneficial ownership of the shares and warrants held by him. Lamoreaux Partners shares beneficial ownership of the shares and warrants held by it with Mr. Lamoreaux and with Lamoreaux & Associates, LLC. The address of these entities and Mr. Lamoreaux is 1505 Bridgeway, Suite 125, Sausalito, CA 94965.

(7)	Based on information contained in a Schedule 13G filed February 27, 2006. Of these shares, 227,000 shares are owned by The Cuttyhunk Fund Limited, 255,042 shares are owned by The Anegada Master Fund Limited, 223,500 shares are owned by TE Cannell Portfolio, Ltd. and 394,400 shares are owned by Tonga Partners, L.P. Mr. Cannell is the controlling member of Cannell Capital LLC, which is the investment adviser to these funds. The address of these entities and Mr. Cannell is 150 California Street, 5th Floor, San Francisco, CA 94111.

(8)	Includes 66,975 shares issuable upon exercise of warrants and 1,198,750 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006. Also includes 17,920 shares held by the Eric A. Danziger Grantor Retained Annuity Trust, 17,920 shares held by the Jennifer L. Danziger Grantor Retained Annuity Trust and 27,772 shares held by Eric A. Danziger and Jennifer L. Danziger, Trustees, Danziger Revocable Trust.

(9)	Includes 17,820 shares held by the Beasley Family Revocable Trust and 2,671 shares issuable upon exercise of warrants held by this entity that are exercisable within 60 days of March 28, 2006. Also includes 159,747 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(10)	Includes 7,058 shares issuable upon exercise of warrants and 94,269 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(11)	Includes 90,414 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(12)	Includes 36,364 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(13)	Includes 20,207 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(14)	Includes 1,058 shares held by Mr. Cellier individually, 3,116,705 shares held by Pyramid Technology Ventures I, L.P. and 1,614,767 shares issuable upon exercise of warrants held by the same fund that are exercisable within 60 days of March 28, 2006. Also includes 6,666 shares issuable upon exercise of options held by Mr. Cellier that are exercisable within 60 days of March 28, 2006. Mr. Cellier, one of our directors, is a managing member of the general partner of Pyramid Technology Ventures I, L.P. Mr. Cellier disclaims beneficial ownership of the shares held by this fund except to the extent of his pecuniary interest therein. Mr. Cellier’s address is c/o Pyramid Technology Ventures, P.O. Box 10723, Zephyr Cove, NV 89448.

(15)	Includes 14,999 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

(16)	Includes 15,906 shares held by Mr. Wood individually, 1,887,492 shares held by Vanguard VI, L.P., 78,062 shares held by Vanguard VI Affiliates Fund, L.P. and 64,764 shares held by Vanguard VI Annex Fund, L.P. Also includes 8,014 shares issuable upon exercise of warrants held by Mr. Wood, 336,608 shares issuable upon exercise of warrants held by Vanguard VI, L.P., 35,292 shares issuable upon exercise of warrants held by Vanguard VI Annex Fund, L.P. and 13,921 shares issuable upon exercise of warrants held by Vanguard VI Affiliates Fund, L.P., in each case that are exercisable within 60 days of March 28, 2006. Also includes 6,666 shares issuable upon exercise of options held by Mr. Wood within 60 days of March 28, 2006. Mr. Wood, one of our directors, is a managing member of the general partner of each of Vanguard VI, L.P., Vanguard VI Affiliates Fund, L.P. and Vanguard VI Annex Fund, L.P. Mr. Wood disclaims beneficial ownership of the shares held by these funds except to the extent of his pecuniary interest therein. Mr. Wood’s address is c/o Vanguard Ventures, 525 University Ave., Suite 1200, Palo Alto, CA 94301.

(17)	Includes 3,301,819 shares issuable upon exercise of warrants and 1,704,674 shares issuable upon exercise of options that are exercisable within 60 days of March 28, 2006.

Rule 10b5-1 trading plans

Our Insider Trading Compliance Program allows directors, officers and other employees covered under the program to establish, under limited circumstances contemplated by Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, written programs that permit automatic trading of our stock or trading of our stock by an independent person (such as an investment bank) who is not aware of material inside information at the time of the trade. As of the filing date of this report, several of our executive officers have adopted Rule 10b5-1 trading plans under which a total of 147,050 shares may be sold in the future. These sales will be made at various dates and prices but in no event at a price of less than $13.00 per share, subject to the terms of each plan. We believe that additional directors, officers and employees have established or may establish such programs.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and any person who owns more than ten percent (10%) of our shares of common stock to file reports of ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and with us. Based on our review of copies of forms and written representations, we believe that all of our officers, directors and greater than ten percent (10%) stockholders complied with all filing requirements applicable to them for the year ended December 31, 2005, except as follows:

On July 5, 2005, 7,500 shares were sold in one transaction under Mr. Danziger’s Rule 10b5-1 trading plan. Mr. Danziger’s stockbroker did not inform the Company of this transaction until July 20, 2005. The related Form 4 was filed on July 21, 2005.

On February 1, 2005, Mr. Lashinsky exercised two options (but did not sell the underlying stock) for 1,260 shares and 76 shares, respectively. The filing of the related Form 4 was inadvertently delayed until March 7, 2005.

On October 10, 2005, an option to acquire 2,875 shares was exercised and the underlying shares were sold under Mr. Lashinsky’s Rule 10b5-1 trading plan. The related Form 4 was sent to the SEC’s EDGAR filing server on October 10, 2005. The filing was not accepted by the SEC’s EDGAR filing server, which was not discovered until November 18, 2005, at which point the Form 4 was resubmitted and filed with the SEC.

SIGNIFICANT RELATIONSHIPS AND TRANSACTIONS WITH DIRECTORS, OFFICERS
OR PRINCIPAL STOCKHOLDERS

We describe below transactions and series of similar transactions, since January 1, 2005, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $60,000; and

•	a director, executive officer, holder of more than 5% of our common stock or any member of their immediate family had or will have a direct or indirect material interest.

We also describe below certain other transactions with our directors, executive officers and stockholders.

Investor rights agreement

Prior to January 1, 2004, we entered into an agreement with purchasers of our preferred stock, which converted into shares of common stock in connection with our initial public offering, and holders of warrants to purchase our capital stock that provides for certain rights relating to the registration of their shares of common stock issued upon conversion of their preferred stock or issuable upon exercise of their warrants. These rights will terminate five years following the completion of our initial public offering, or for any particular holder with registration rights, at such time following our initial public offering when all securities held by that stockholder subject to registration rights may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended, during any 90-day period. All holders of common stock issued upon conversion of preferred stock are parties to this agreement, including the following directors, executive officers and holders of 5% of our capital stock: Benchmark Capital Partners IV, L.P.; Pyramid Technology Ventures I, L.P.; Vanguard Ventures; Venture Strategy Partners; Lamoreaux Partners; Eric A. Danziger; Gary M. Beasley; William C. Sinclair; Joseph Patrick Lashinsky; David A. Rector; and Donald F. Wood.

Indemnification agreements with officers and directors

Our amended and restated certificate of incorporation and our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Further, we have entered into indemnification agreements with each of our directors and officers.

Employment of related party

Ms. Barbara Christine Wagoner, who is employed by the Company as a sales agent, is the wife of Mr. Jeffrey G. Wagoner, one of our named executive officers (as defined below under “Compensation and Other Information Concerning Officers — Executive Compensation”). Ms. Wagoner received annual compensation from the Company during fiscal year 2005 in excess of $60,000.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS

Executive compensation

Summary compensation table

The following table summarizes the compensation that we paid to our Chief Executive Officer and each of our four other most highly compensated executive officers during the years ended December 31, 2005, 2004 and 2003. We refer to these officers in this proxy statement as our named executive officers.

				Securities
		Annual Compensation		Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Options (#)	Compensation ($)(1)

Eric A. Danziger	2005	$312,500	$—	—	$3,093	(2)
President and	2004	275,000	168,919	200,000	48,322	(3)
Chief Executive Officer	2003	275,000	20,000	20,000	—
Gary M. Beasley	2005	213,173	—	—	34,273	(4)
Executive Vice President and	2004	175,000	67,568	50,000	278	(2)
Chief Financial Officer	2003	150,000	4,000	4,000	—
William C. Sinclair	2005	178,125	—	—	1,715	(2)
Executive Vice President, Operations and Business Development	2004	150,000	40,541	25,000	47,304	(5)
	2003	150,000	3,500	3,500	3,634	(6)
Joseph Patrick Lashinsky	2005	189,250	—	—	22,253	(7)
Senior Vice President, Product Strategy and Development	2004	157,000	40,541	25,000	202	(2)
	2003	132,000	3,500	3,500	—
Jeffrey G. Wagoner	2005	231,610	—	25,000	53,983	(8)
Senior Vice President, Sales

(1)	Does not include premiums paid by the Company under a group life insurance plan available generally to all salaried employees.

(2)	Represents premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(3)	Includes $47,291 in commission discounts for residential real estate transactions conducted through the Company’s employee discount program and $1,031 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(4)	Includes $33,440 in commission discounts for residential real estate transactions conducted through the Company’s employee discount program and $833 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(5)	Includes $31,701 for reimbursement of relocation expenses, $15,031 in commission discounts for a residential real estate transaction conducted through the Company’s employee discount program and $572 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(6)	Represents payments for temporary housing in connection with relocation to the San Francisco Bay Area.

(7)	Includes $21,646 in commission discounts for residential real estate transactions conducted through the Company’s employee discount program and $607 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

(8)	Includes $53,324 for reimbursement of relocation expenses and $659 in premiums paid by the Company under a life insurance plan available only to officers and certain other senior personnel.

Option grants in last fiscal year

The following table contains information about stock option grants made during the year ended December 31, 2005 to our Chief Executive Officer and to our four other most highly compensated executive officers in fiscal year 2005. Only one option was granted, which has a maximum term of ten years, subject to earlier termination upon cessation of service. The option was granted under our 2004 Equity Incentive Plan and vests as to 25% of the shares one year after the vesting commencement date of August 16, 2005, with the remaining shares vesting ratably on the first day of each month during the remainder of the four years from the vesting commencement date.

The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission. There is no assurance that the actual stock price appreciation over the option terms will be at the assumed 5% and 10% levels or at any other defined level. Unless the market price of our common stock appreciates over the term of the option, no value will be realized from the option grants made to the executive officer.

		% of Total			Potential Realizable Value
	Number of	Options			at Assumed Annual Rates
	Securities	Granted to			of Stock Price
	Underlying	Employees	Exercise		Appreciation for
	Options	in Fiscal	Price Per		Option Term
Name	Granted	Year	Share	Expiration Date	5%	10%

Jeffrey G. Wagoner	25,000	3.6%	$13.73	10/24/15	$215,868	$547,052

Aggregate option exercises in last fiscal year and fiscal year end option values

The following table contains information about option exercises for our Chief Executive Officer and our four other most highly compensated executive officers in the year ended December 31, 2005 and their option holdings as of December 31, 2005. All options exercised during 2005 were granted under our 1999 Stock Plan.

The value realized and the value of an in-the-money stock option represents the difference between the aggregate estimated fair market value of the underlying stock and the aggregate exercise price of the stock option. We have used the reported closing price of $8.42 per share on The Nasdaq National Market on December 30, 2005 (the last trading day of our fiscal year 2005) as the estimated fair market value of our common stock in determining the value of unexercised options.

			Number of Securities		Value of Unexercised
			Underlying Unexercised		In-the-money Options at
	Shares Acquired		Options at Fiscal Year End		Fiscal Year End ($)
Name	Upon Exercise	Value Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Eric A. Danziger	7,500	$99,225	1,131,042	311,457	$7,320,111	$284,157
Gary M. Beasley	2,500	30,549	146,181	55,024	936,287	56,966
William C. Sinclair	—	—	81,249	43,750	509,778	124,719
Joseph Patrick Lashinsky	24,848	304,779	82,464	28,680	537,789	37,161
Jeffrey G. Wagoner	—	—	28,549	71,451	—	—

Change of control arrangements

In June 2004, our Board of Directors authorized a form of change of control agreement for each of our current and future officers of a level of Vice President and above. The change of control agreement provides that in the event the employee is terminated without cause, or is constructively terminated, within 12 months of a change of control of ZipRealty (including a merger or sale of assets), 50% of all unvested stock rights as of such date shall become fully vested on the termination date. For purposes of this agreement, “stock rights” means all options or rights to acquire shares of our common stock, stock appreciation rights, performance units and performance shares, and includes all options issued from our 1999 Stock Plan and 2004 Equity Incentive Plan. We intend for each of our current and future officers of a level of Vice President and above to enter into a change of control agreement with these terms prior to the closing of this offering or at the time such person is hired, as applicable.

Compensation committee interlocks and insider participation

The members of our Compensation Committee during fiscal year 2005 were Messrs. Kagle, Cellier, Crisp (through July 26, 2005) and Ms. DeMarse (after July 26, 2005). None of the members of our Compensation Committee has served as one of our officers or employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board of Directors or Compensation Committee, nor did any such interlocking relationship exist during the last fiscal year.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To our Stockholders:

The Compensation Committee is responsible for overseeing ZipRealty’s compensation policies, plans and benefits and, in connection therewith, the Compensation Committee reviews and approves for the President and Chief Executive Officer and other executive officers the annual compensation arrangements as well as employment, severance and change in control agreements. In order to meet ZipRealty’s compensation objectives for executive officers, ZipRealty awards three types of annual compensation: base salaries, incentive bonuses and equity grants.

For fiscal year 2005, ZipRealty’s President and Chief Executive Officer evaluated the performance of all other executive officers and recommended compensation arrangements subject to the review and approval of the Compensation Committee. Executive compensation for fiscal year 2005 was based on the following factors:

•	Base salaries. Base salaries for fiscal year 2005 were generally determined in late 2004 after considering ZipRealty’s ability to attract and retain qualified individuals, certain salary comparables for the market, and the desire to gradually adjust certain executive salaries to reflect market salaries and the skills of the executives. Base salaries were adjusted during fiscal year 2005 for certain executives in connection with promotions.

•	Incentive bonuses. Executive incentive bonuses were not awarded for fiscal year 2005 because of the Company’s failure to meet its internal financial targets for the year.

•	Equity grants. Executive officers did not receive any option grants during fiscal year 2005 except in connection with promotions from non-executive to executive positions. In January 2006, executive officers received option grants for retention purposes for a total of 360,000 shares. With respect to future option grants, given the new regulations concerning the expensing of stock options, the Compensation Committee is considering alternative forms of compensation.

The compensation package for ZipRealty’s President and Chief Executive Officer, Mr. Eric A. Danziger, for fiscal year 2005 was determined after considering the above factors. Specifically, Mr. Danziger’s base salary was increased in recognition of his efforts in leading ZipRealty through successive quarters of profitability and a successful initial public offering in late 2004. However, Mr. Danziger did not receive an incentive bonus for fiscal year 2005 because of the Company’s failure to meet its internal financial targets for the year. Mr. Danziger did not receive an option grant during fiscal year 2005 but did receive an option to purchase 100,000 shares in January 2006 for retention purposes.

The information contained in this report of the Compensation Committee shall not be deemed “soliciting material” or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Respectfully submitted by the Compensation Committee:

Robert C. Kagle	Marc L. Cellier	Elisabeth H. DeMarse
Chairman

March 14, 2006

AUDIT COMMITTEE REPORT

The Audit Committee is responsible for reviewing the scope and timing of audit services and any other services that ZipRealty’s independent registered public accounting firm is asked to perform, the auditor’s report on ZipRealty’s consolidated financial statements following completion of its audit, and ZipRealty’s policies and procedures with respect to internal accounting and financial controls. The Board of Directors adopted a revised written charter for the Audit Committee in March 2006, a copy of which follows our report as Appendix A. All members of this committee are independent members of the Board of Directors.

We reviewed ZipRealty’s audited consolidated financial statements for fiscal year 2005 and discussed such statements with management. We discussed the matters required by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) with PricewaterhouseCoopers LLP, ZipRealty’s independent registered public accounting firm during fiscal year 2005. We also received the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) from PricewaterhouseCoopers LLP and discussed with them their independence.

Based on the review and discussions noted above, we recommended to the Board of Directors that ZipRealty’s audited financial statements be included in its Annual Report on Form 10-K and the annual report to stockholders for the year ended December 31, 2005, and be filed with the U.S. Securities and Exchange Commission.

The information contained in this report of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference.

Respectfully submitted by the Audit Committee:

Ronald C. Brown	Stanley M. Koonce, Jr.	Donald F. Wood
Chairman

March 7, 2006

STOCK PERFORMANCE GRAPH

The following performance graph compares the percentage change in the cumulative total stockholder return on shares of our common stock with the cumulative total return for:

•	the Goldman Sachs Internet Index (our Peer Group Index), and

•	the Total Return Index for The Nasdaq Stock Market (U.S. and Foreign).

This comparison covers the period from November 10, 2004 (the first day of trading after the effectiveness of the registration statement for our initial public offering) to December 30, 2005 (the last trading date in our fiscal year 2005). It assumes $100 was invested on November 10, 2004 in shares of our common stock, our peer corporations and The Nasdaq Stock Market, and assumes reinvestment of dividends, if any.

The Goldman Sachs Internet Index is a modified-capitalization weighted index of 13 stocks representing the Internet industry, including Internet content and access providers, Internet software and services companies and e-commerce companies. The Total Return Index for The Nasdaq Stock Market (US and Foreign) comprises all ADRs, domestic shares, and foreign common shares traded on The Nasdaq National Market and The Nasdaq Small Cap Market, excluding preferred shares, rights and warrants.

Comparative Returns

			Total
Date	ZipRealty	Peer group	Nasdaq Return
November 10, 2004	100.00	100.00	100.00
December 31, 2004	109.63	112.22	106.92
December 30, 2005	51.66	129.13	108.39

The stock price performance shown on the graph is not necessarily indicative of future price performance. Our closing stock price on March 28, 2006, the record date, was $8.62. Information used on this graph was obtained from Nasdaq and the Chicago Board of Options Exchange. Although we believe the information to be accurate, we are not responsible for any errors or omissions.

The information contained in this chart shall not be deemed “soliciting material” or to be filed with the Securities and Exchange Commission, nor shall such information be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that ZipRealty specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER PROPOSALS

You may present proposals for inclusion in our proxy statement for consideration at our 2007 annual meeting by submitting them in writing to our Secretary in a timely manner. Pursuant to Rule 14a-8(e) of the Securities Exchange Act of 1934, as amended, your proposals must be received by us no later than December 15, 2006 to be included in the proxy statement for that meeting and must comply with the requirements of Rule 14a-8.

Any proposals submitted by you after December 15, 2006, but on or before January 14, 2007, may be eligible for consideration at next year’s annual meeting, but will not be eligible for inclusion in the proxy statement for that meeting. Any proposals received after January 14, 2007 will be considered untimely for our 2007 annual meeting.

By order of the Board of Directors,

Karen B. Seto
Secretary
April 14, 2006

Appendix A

ZIPREALTY, INC.

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

PURPOSES:

The purposes of the Audit Committee of the Board of Directors (the “Board”) of ZipRealty, Inc. (the “Company”) are to:

•	Monitor (i) the accounting and financial reporting processes of the Company, including the Company’s internal accounting and financial controls, (ii) the integrity of the Company’s financial statements, and (ii) the Company’s compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;

•	Retain and oversee the independent auditors of the Company’s financial statements; and

•	Provide the Board with the results of its monitoring and recommendations derived therefrom, as well as such additional information and materials as it may deem necessary to make the Board aware of significant financial matters that require the Board’s attention.

In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

MEMBERSHIP:

The Audit Committee members will be appointed by, and will serve at the discretion of, the Board. The Audit Committee will consist of at least three members of the Board. Members of the Audit Committee must meet the following criteria:

•	Each member will be an independent director, as defined in (i) NASD Marketplace Rule 4200(a)(15) and (ii) Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended; provided, that one non-employee director who is not independent under NASD Marketplace Rule 4200(a)(15) may serve on the Audit Committee if the Board has made the required determination under NASD Marketplace Rule 4350(d)(2)(B);

•	Each member will be able to read and understand fundamental financial statements, in accordance with NASD Marketplace Rule 4350(d)(2)(A)(iv); and

•	At least one member will qualify as a financial expert under NASD Marketplace Rule 4350(d)(2) and under Item 401(h) of Regulation S-K.

The Board will annually appoint the members of the Audit Committee and the Chair of the Audit Committee, which appointment shall be effective immediately following the Company’s annual meeting of stockholders, unless otherwise indicated.

RESPONSIBILITIES:

The responsibilities of the Audit Committee will include the following:

•	Reviewing management’s report on its assessment of the effectiveness of the Company’s internal control over financial reporting as of the end of the most recent fiscal year and the independent auditors’ report on management’s assessment;

•	Reviewing before release the disclosure regarding the Company’s system of internal controls required to be contained in the Company’s periodic filings, and reviewing the attestations or reports by the auditors relating to such disclosure;

•	Appointing, compensating, retaining and overseeing the work of the auditors (including resolving disagreements between management and the auditors regarding financial reporting) for the purpose of issuing an audit report or performing other audit, review or attest services or related work;

•	Ensuring that auditors are rotated as required by Section 10A(j) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, including that lead and concurring audit partners are rotated at least once every five years and other audit partners are rotated at least once every seven years;

•	Pre-approving (or designating a member to pre-approve) audit and non-audit services provided to the Company by the auditors and other public accounting firms (or subsequently approving non-audit services when subsequent approval is necessary and permissible);

•	Reviewing and providing guidance with respect to the external audit and the Company’s relationship with its auditors, including (i) reviewing the auditors’ qualifications, performance and independence, (ii) reviewing the auditor’s proposed audit scope and audit approach, (iii) discussing with the auditors the financial statements and audit findings, including any matters described in Statement of Accounting Standards (“SAS”) No. 61, and (iv) reviewing reports submitted to the Audit Committee by the auditors in accordance with the applicable requirements of the Securities and Exchange Commission (the “SEC”);

•	Reviewing and discussing with management and the auditors the annual audited financial statements and quarterly unaudited financial statements, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to filing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q with the SEC;

•	Directing the auditors to review before filing with the SEC the Company’s interim financial statements included in Quarterly Reports on Form 10-Q, using professional standards and procedures for conducting such reviews;

•	Reviewing (or designating a member to review) before release the unaudited quarterly operating results in the Company’s quarterly earnings release;

•	Reviewing with management and the auditors (i) the Company’s significant accounting policies, (ii) the impact of changes in accounting policies and other financial reporting developments, whether voluntary or pursuant to regulatory or accounting initiatives, including the effect of alternative GAAP methods on the Company’s financial statements, (iii) any transactions as to which management obtained SAS No. 50 letters, (iv) the impact of off-balance sheet structures on the Company’s financial statements, and (v) any auditing or accounting issues concerning the Company’s employee benefit plans;

•	Reviewing with management and the auditors any correspondence with or findings by regulatory agencies, and any employee complaints or published reports that raise material issues, regarding the Company’s financial statements or accounting policies, or other practices;

•	Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company’s financial statements;

•	Reviewing the Company’s risk management policies, including its investment policies and performance for cash and short-term investments;

•	Instituting special investigations relating to financial statements or accounting policies with full access to all books, records, facilities and personnel of the Company;

•	Retaining and obtaining advice and assistance from outside legal, accounting or other advisors;

•	Establishing and maintaining free and open means of communication between the Audit Committee, the auditors and management;

•	Establishing procedures for receiving, retaining and treating complaints received by the Company regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

•	Establish procedures for receiving, retaining and treating complaints received by the Company regarding its other practices;

•	Overseeing compliance by the Company’s directors, officers and employees with the Company’s Code of Business Conduct and Ethics; and

•	Reviewing its own charter (including its structure, processes and membership requirements) at least annually, and making recommendations to the Board for any proposed changes;

•	Providing a report in the Company’s proxy statement as required by the rules and regulations of the SEC; and

•	Determining the appropriate funding for payment of compensation (i) to the auditors for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and (ii) to any legal, accounting or other advisors employed by the Audit Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations.

MEETINGS:

The Audit Committee will meet as often as it determines, but not less frequently than once quarterly. The Audit Committee, in its discretion, will ask members of management or others to attend its meetings (or portions thereof) and to provide pertinent information as necessary. The Audit Committee will meet separately with the Chief Executive Officer, the Chief Financial Officer and the Chief Accounting Officer of the Company at such times as are appropriate to review the financial affairs of the Company. The Audit Committee will meet periodically in separate executive session with the auditors as well as any internal auditors, financial controller, or other financial personnel of the Company, at such times as it deems appropriate to fulfill the responsibilities of the Audit Committee under this charter.

MINUTES:

The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

In addition to preparing the report in the Company’s proxy statement in accordance with the rules and regulations of the SEC, the Audit Committee will summarize its reviews, findings and recommendations to the Board as may be appropriate, consistent with the Audit Committee’s charter.

COMPENSATION:

Members of the Audit Committee shall receive such fees, if any, for their service as Audit Committee members as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board. Members of the Audit Committee may not receive any compensation from the Company except the fees that they receive for service as members of the Board or any committee thereof.

DELEGATION OF AUTHORITY:

The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Audit Committee at its scheduled meetings.

Adopted June 18, 2004
Revised March 14, 2006

Appendix B

ZIPREALTY, INC.

CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE
OF THE BOARD OF DIRECTORS

PURPOSES:

The purpose of the Corporate Governance and Nominating Committee (“CGNC”) of the Board of Directors (the “Board”) of ZipRealty, Inc. (the “Company”) are:

•	Assist the Board by identifying prospective director nominees and to recommend to the Board the director nominees for the next Annual Meeting of Stockholders;

•	Develop and recommend to the Board the governance principles applicable to the Company;

•	Oversee the periodic evaluation of the Board;

•	Oversee the Company’s succession planning; and

•	Recommend to the Board director nominees for each committee.

In addition, the CGNC will undertake those specific duties and responsibilities listed below and such other duties as the Board may from time to time prescribe.

NOMINATION/APPOINTMENT POLICY:

The Board believes that it is in the best interests of the Company and its stockholders to obtain highly qualified candidates to the Board. The CGNC will seek for nomination and appointment candidates with excellent decision-making ability, business experience, relevant expertise, personal integrity and reputation.

MEMBERSHIP:

The members of the CGNC will be appointed by, and will serve at the discretion of, the Board. The CGNC will consist of at least three members of the Board. Each member must be an “independent director” within the meaning of NASD Marketplace Rule 4200, as amended.

The Board will annually appoint the members of the CGNC and Chair of the CGNC, which appointment will be effective immediately following the Company’s annual meeting of stockholders, unless otherwise indicated.

RESPONSIBILITIES:

The responsibilities of the CGNC will include the following:

Corporate Governance

•	Develop principles of corporate governance and recommend them to the Board for its consideration and approval, and review periodically to ensure relevancy and compliance;

•	Review periodically the succession planning for the Chief Executive Officer and other executive officers, report its findings and recommendations to the Board, and work with the Board in evaluating potential successors to these executive management positions;

•	Reviewing the Company’s policies regarding conflicts of interest, reviewing past or proposed transactions between the Company, members of the Board and management for such conflicts, and reviewing and approving in advance any proposed related party transactions with directors and executive officers and as otherwise required by Nasdaq Marketplace Rule 4350(h);

•	Oversee and monitor compliance by the Company, the Board and its committees with legal and regulatory requirements, and in connection therewith, if necessary, institute special investigations with full access to all books, records, facilities and personnel of the Company (it being understood that all whistleblowing complaints will be handled as set forth in the Whistleblowing Policy adopted by the Audit Committee); and

•	Periodically review this Charter and the CGNC’s processes and procedures.

Composition of the Board of Directors, Evaluation and Nominating Activities

•	Review the composition and size of the Board and determine the criteria for membership on the Board, which may include, among other criteria, issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other commitments and the like;

•	Oversee the periodic evaluation of the Board;

•	Identify, consider and select, or recommend for the selection of the Board, candidates to fill new positions or vacancies on the Board, and review any candidates recommended by stockholders, provided that all stockholder recommendations are (i) submitted in writing to the Secretary of the Company, (ii) include, among other things, the recommended candidate’s name, biographical data and qualifications, and (iii) otherwise made in compliance with the Company’s bylaws and its stockholder nominations and recommendations policy; and

•	Evaluate the performance of individual members of the Board eligible for re-election, and select, or recommend for the selection of the Board, the director nominees by class for election to the Board by the stockholders at the Annual Meeting of Stockholders.

Committees of the Board of Directors

•	Periodically review the composition of each committee of the Board and make recommendations to the Board for the creation of additional committees or the change in mandate or dissolution of committees; and

•	Recommend to the Board persons to be members of the various committees and the Chair of such committees.

In performing its duties, the CGNC shall have the authority to obtain advice, reports or opinions from internal or external legal counsel and expert advisors, including any search firm to be used to identify candidates for the Board.

MEETINGS:

Meetings of the CGNC will be held at the pleasure of the Board and the members of the CGNC, from time to time, in response to needs of the Board. Notwithstanding the foregoing, the CGNC will meet at least once annually to evaluate and make nominations of qualified candidates for election to the Board at the Annual Meeting of Stockholders.

MINUTES:

The CGNC will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

REPORTS:

The CGNC will summarize its examinations and recommendations to the Board as may be appropriate, consistent with the CGNC’s charter.

The CGNC will provide written reports to the Board regarding the CGNC’s nominations for election to the Board.

COMPENSATION:

Members of the CGNC shall receive such fees, if any, for their service as CGNC members, as may be determined by the Board in its sole discretion. Such fees may include retainers or per meeting fees. Fees may be paid in such form of consideration as is determined by the Board.

Members of the CGNC may not receive any compensation from the Company except the fees that they receive for service as members of the Board or any committee thereof.

Adopted June 18, 2004
Revised March 14, 2006

Appendix C

ZIPREALTY, INC.

CORPORATE GOVERNANCE GUIDELINES

INTRODUCTION

The Board of Directors (the “Board”) has been elected by the stockholders of ZipRealty, Inc. (the “Company”) to oversee the affairs of the Company for the benefit of the stockholders. The following Corporate Governance Guidelines have been adopted by the Board, upon the recommendation of its Corporate Governance and Nominating Committee (the “CGNC”), to assist it in carrying out its responsibilities. These Guidelines are in addition to, and are not intended to change or interpret, any federal or state laws or regulations or the provisions of the Company’s Restated Certificate of Incorporation or Bylaws (the “Charter Documents”). These Guidelines are subject to modification by the Board from time to time.

DIRECTOR QUALIFICATIONS

The CGNC is responsible for reviewing with the Board, on a periodic basis, the appropriate skills and characteristics required of Board members as well as the composition of the Board as a whole. This assessment will include members’ qualifications as independent and may include, among other criteria, issues of character, judgment, independence, diversity, age, expertise, corporate experience, length of service, other commitments and the like, and the general needs of the Board.

Independence:  The Board shall have a majority of directors who meet the criteria for independence established by the Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Board Size:  The size of the Board will be determined from time to time, as permitted by the Company’s Charter Documents, by the Board. The Board, upon the recommendation of the CGNC, may increase or decrease the number of directors serving on the Board from time to time.

Change in Employment Status:  Any director who is also an employee of the Company is required to tender his or her resignation from the Board when his or her employment terminates. Any non-employee director of the Company is required to notify the Board upon any change in employment status, at which time the CGNC will reassess the desirability of that director’s continued service on the Board in light of that change. In that event, the affected director will be required to act in accordance with the recommendations of the CGNC.

Membership on Other Boards:  Each director must ensure that other existing and anticipated future commitments do not materially interfere with his or her service as a director. Directors are encouraged to limit the number of other boards (excluding non-profit) on which they serve, taking into account potential board attendance, participation and effectiveness on these boards. In any event, no member of the Board may serve on the boards of more than six (6) public companies (including the Board), and any director who is also a chief executive officer of a company (including the Chief Executive Officer of the Company) may not serve on the boards of more than three (3) companies, public or private (including the Board). Also, no director who serves on the Audit Committee shall serve on the audit committee of more than two (2) additional public company boards without prior consultation with the Chair of the CGNC. Being particularly concerned with any potential conflicts of interest and otherwise, directors should advise the CGNC in advance of accepting an invitation to join the board of any other public company. In addition, no officer of the Company (including the Chief Executive Officer) will accept or seriously discuss joining the board of any public or private for-profit company without first seeking the permission of the CGNC.

Term Limits:  The Board believes that term limits are not, on balance, the best way to maximize the effectiveness of the Board. While terms limits would likely introduce fresh perspectives and make new viewpoints available to the Board, they may have the countervailing effect of causing the loss of the benefit gained from the contributions of directors who have developed, over time, increasing insight into the Company. As an alternative to term limits, the CGNC will review the appropriateness of each director’s continued service near the end of the director’s term.

Retirement:  The mandatory retirement age for directors is 70, provided that any director who reaches age 70 will not be required to retire from the Board until the end of his or her then-current term of office. The Board does not believe that a mandatory retirement age prior to age 70 is appropriate, but will assess a director’s ability to continue serving on the Board near the end of the director’s term.

Equity:  The Board encourages, but does not require, directors to own common stock of the Company. The Company grants stock options to new director upon appointment to the Board and to continuing directors on an annual basis.

Orientation:  New directors are strongly encouraged to attend an orientation to the Company, which may include an introduction to the Company’s senior management, the Company’s business strategies and financial processes and a review of the individual’s duties and responsibilities as a director.

Education:  All directors will comply with any continuing education requirements mandated by the Nasdaq Stock Market or such other exchange upon which the Company’s common stock may be listed. The Company strongly encourages, and shall make available the opportunity for, each director to participate in selected continuing educational programs on a regular basis to ensure directors maintain the necessary level of expertise to perform their responsibilities as directors and to comply with all applicable laws and regulations.

DIRECTOR NOMINATIONS

Procedure:  Directors will be nominated by the CGNC, in accordance with the charter and principles of that committee. The CGNC will identify nominees for the class of directors being elected at each annual meeting of stockholders by first evaluating the current members of such class of directors willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service will be considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of such class of directors does not wish to continue in service or if the CGNC or the Board decides not to re-nominate a member of such class of directors for re-election, the CGNC will identify the desired skills and experience of a new nominee. Current members of the CGNC and the Board will be polled for suggestions as to individuals meeting the criteria for nomination. Research may also be performed to identify qualified individuals. The CGNC may, in its discretion, engage third party search firms to identify and assist in recruiting potential nominees to the Board. Candidates may also come to the attention of the CGNC through management, stockholders or other persons. The Chair of the CGNC and the CEO should jointly extend invitations to join the Board.

Candidate Evaluation:  The CGNC may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the committee, the Board or management.

Stockholder Nominations:  Pursuant to the requirements of its charter, the CGNC will review any director candidates recommended by the Company’s stockholders who are entitled to vote in the election of directors, provided that the stockholder recommendations are timely submitted in writing to the Company’s Secretary, along with all required information, in compliance with the stockholder nomination provisions of the Company’s bylaws. Any candidates properly recommended will be considered in such manner as the members of the CGNC deem appropriate.

DIRECTOR RESPONSIBILITIES

The fundamental role of the directors is to exercise their business judgment to act in what they reasonably believe to be the best interests of the Company and its stockholders. In fulfilling that responsibility, the directors should be able to rely on the honesty and integrity of the Company’s senior management and expert legal, accounting, financial and other advisors. The directors should have the benefit of directors’ and officers’ insurance, paid by the Company, to indemnification to the fullest extent allowed under the Company’s Charter Documents and Delaware law, and to exculpation as provided by Delaware law and the Company’s Charter Documents.

Preparation:  Board members are expected to rigorously prepare for, attend and participate in all Board and applicable committee meetings, and to spend the time needed and meet as often as necessary to properly discharge their obligations. Information and data that is important to the Board’s understanding of the business to be conducted at a Board or committee meeting should generally be distributed in writing to the directors prior to the meeting, so that Board meeting time may be conserved and discussion time focused on questions that the Board has about the materials. Particularly sensitive subject matters may be discussed at the meeting without advance distribution of written materials.

Chairman:  The Company does not currently have a Chairman of the Board. The Board does not have a policy at this time on whether or not the roles of CEO and Chairman of the Board should be separate.

Agendas:  The CEO currently chairs and establishes the agenda for each regular Board meeting other than meetings of the non-employee directors. Each director is free to suggest the inclusion of items on the agenda for any meeting and to raise at any regular Board meeting subjects that are not on the agenda for that meeting.

Executive Sessions:  The Board’s policy is to have regularly scheduled executive sessions with only non-employee directors present. Such meetings generally occur on at least a quarterly basis. During each such session, an independent director will be selected by the non-employee directors to assume the responsibility of chairing the executive session and bear such further responsibilities that the non-employee directors as a whole might designate from time to time.

Attendance at Annual Meetings:  The Board believes that it is desirable for its directors to attend the Annual Meeting of Stockholders. The Company will make every effort to schedule its annual meeting of stockholders at a time and date to maximize attendance by director taking into account the directors’ schedules. All directors are strongly encouraged to make every effort to attend the Company’s annual meeting of stockholders.

BOARD COMMITTEES

A Corporate Governance and Nominating Committee, Audit Committee and Compensation Committee of the Board shall exist at all times. All of the members of these committees will meet the criteria for independence established by the Nasdaq Stock Market and the rules and regulations of the SEC. The members of the Audit Committee shall also meet the independence and experience requirements of Section 10A(m)(3) of the Securities Exchange Act of 1934, the rules and regulations of the SEC and the listing requirements of the Nasdaq Stock Market (or any other exchange upon which the Company’s stock becomes listed). The members of these committees will also meet the other membership criteria specified in the respective charters for these committees.

The Board may, from time to time, form new committees as it deems appropriate.

Membership:  Committee members and chairs will be appointed by the Board upon recommendation by the CGNC, in accordance with the charter and principles of that committee. There will, from time to time, be occasions on which the Board may want to rotate committee members, but the Board does not believe that a formal policy of rotation is mandated.

Charters:  Each committee has its own charter. The charter sets forth the principles, policies, objectives and responsibilities of the committees in addition to the qualifications for committee membership, procedures for committee member nomination and removal, committee organization and functioning and how the committee will communicate with the Board. Each committee will perform a periodic evaluation of its functioning and report its findings to the Board.

Agendas:  The Chair of each committee will, in consultation with the appropriate committee members and members of management, and in accordance with the committee’s charter, determine the frequency and length of committee meetings and develop the committee’s agenda. At the beginning of the year each committee will establish a schedule of agenda subjects to be discussed during the year (to the extent these can be foreseen). The schedule for each committee will be furnished to the full Board.

Advisors:  The Board and each of its committees each has the authority to obtain advice, reports or opinions from internal and external counsel and expert advisors and has the power to hire independent legal, financial and other advisors as they may deem necessary, without consulting with, or obtaining approval from, any officer of the Company in advance.

BOARD’S RELATIONSHIP WITH OFFICERS AND EMPLOYEES

The Board has complete access to all Company officers and employees. Any meetings or contacts that a director desires to initiate may be arranged directly by the director or through the CEO or other officer. The directors should use their judgment to ensure that any such contact or communication is not disruptive to the business operations of the Company, and copy the CEO with any written communications, to the extent not inappropriate.

The Board welcomes the attendance of senior officers at each Board meeting. The Board also encourages management to schedule managers to present at Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement in these areas, or (b) have career potential that senior management believes should be given exposure to the Board.

The Board believes that management speaks for the Company. Individual directors may occasionally meet or otherwise communicate with various constituencies that are involved with the Company, but it is expected that directors would do this with the knowledge of management and, in most instances, absent unusual circumstances or as contemplated by the committee charters, at the request of management.

CEO EVALUATION AND SUCCESSION PLANNING

The Compensation Committee will annually review and approve corporate goals and objectives relevant to the CEO’s compensation, evaluate the CEO’s performance in light of these goals and objectives, and determine the CEO’s compensation based on this evaluation. The CEO will report to the Compensation Committee on his or her progress in each such established performance criteria, after which the Compensation Committee will meet in executive session to review the CEO’s performance. The results of the review and evaluation will be communicated to the CEO as determined by the Chair of the Compensation Committee.

The CGNC will review periodically the succession planning for the CEO and other executive officers of the Company, report its findings and recommendations to the Board for Board approval, and work with the Board in evaluating potential successors to these executive positions. As part of that process, as requested by the Chair of the CGNC, the CEO will periodically prepare and distribute to the Chair of the CGNC (i) a report on succession planning for all executive officers of the Company and (ii) a report on short-term succession planning, if all or a portion of the executive officers should unexpectedly become unable to perform their duties.

DIRECTOR COMPENSATION

The form and amount of director compensation will be determined by the Compensation Committee in accordance with the policies, principles and criteria set forth in its charter. The Compensation Committee shall consult with outside consultants on director compensation when appropriate. The Compensation Committee will conduct a periodic review of director compensation.

BOARD EVALUATION

The CGNC will oversee a periodic evaluation process of the Board and each of its committees in accordance with the charter and principles of the CGNC. The CGNC will then report back to the Board, and the full Board will consider and discuss the committee’s report.

COMMUNICATIONS FROM STOCKHOLDERS

Any stockholder who desires to contact any members of the Board can write to the Company’s corporate headquarters, c/o Secretary. Communications received in writing will be collected, organized and processed by the Secretary, who will distribute the communications to the members of the Board as appropriate depending on the facts and circumstances outlined in the communication received. Where the nature of a communication warrants, the Secretary may decide to obtain the more immediate attention of the appropriate committee of the Board or an independent director, or the Company’s management or independent advisors, as the Secretary considers appropriate.

Adopted March 14, 2006

Appendix D

ZIPREALTY, INC.

2004 EQUITY INCENTIVE PLAN

1. Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units and Performance Shares.

2. Definitions. As used herein, the following definitions will apply:

(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(c) “Award” means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Performance Units or Performance Shares.

(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e) “Board” means the Board of Directors of the Company.

(f) “Change in Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

(g) “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a section of the Code herein will be a reference to any successor or amended section of the Code.

(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board in accordance with Section 4 hereof.

(i) “Common Stock” means the common stock of the Company.

(j) “Company” means ZipRealty, Inc., a Delaware corporation, or any successor thereto.

(k) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(l) “Director” means a member of the Board.

(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or cash, and/or (ii) the exercise price of an outstanding Award is reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement in Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Company’s Common Stock; or

(iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r) “Fiscal Year” means the fiscal year of the Company.

(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(t) “Inside Director” means a Director who is an Employee.

(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w) “Option” means a stock option granted pursuant to the Plan.

(x) “Optioned Stock” means the Common Stock subject to an Award.

(y) “Outside Director” means a Director who is not an Employee.

(z) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(aa) “Participant” means the holder of an outstanding Award.

(bb) “Performance Share” means an Award granted to a Participant pursuant to Section 9.

(cc) “Performance Unit” means an Award granted to a Participant pursuant to Section 9.

(dd) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(ee) “Plan” means this 2004 Equity Incentive Plan.

(ff) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

(gg) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj) “Service Provider” means an Employee, Director or Consultant.

(kk) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ll) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with an Option, that pursuant to Section 8 is designated as a SAR.

(mm) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. Stock Subject to the Plan.

(a) Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 1,000,000 Shares plus (i) the number of Shares which have been reserved but not issued under the Company’s 1999 Stock Plan (the “1999 Plan”) as of the Registration Date, (ii) any Shares returned to the 1999 Plan as a result of termination of options or repurchase of Shares issued under such plan, and (iii) an annual increase to be added on the first day of the Company’s fiscal year beginning in 2006, equal to the least of (A) 1,666,666 Shares, (B) 4% of the outstanding Shares on such date or (C) an amount determined by the Board. The Shares may be authorized, but unissued, or reacquired Common Stock. Shares will not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an SAR, the number of Shares available for issuance under the Plan will be reduced only by the number of Shares actually issued in such payment. If the exercise price of an Option is paid by tender to the Company, or attestation to the ownership, of Shares owned by the Participant, the number of Shares available for issuance under the Plan will be reduced by the gross number of Shares for which the Option is exercised.

(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Exchange Program, the unpurchased Shares which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Award, will not be returned to the Plan and will not become available for future distribution under the Plan, except that if unvested Shares are forfeited or repurchased by the Company, such Shares will become available for future grant under the Plan.

(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of Shares to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi) to institute an Exchange Program;

(vii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(ix) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Awards longer than is otherwise provided for in the Plan;

(x) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 14;

(xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock Appreciation Rights, Performance Units and Performance Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6. Stock Options.

(a) Limitations.

(i) Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(ii) The following limitations will apply to grants of Options and Stock Appreciation Rights:

(1) No Service Provider will be granted, in any Fiscal Year, Options and/or Stock Appreciation Rights to purchase more than 666,666 Shares.

(2) In connection with his or her initial service, a Service Provider may be granted Options and/or Stock Appreciation Rights to purchase up to an additional 1,000,000 Shares, which will not count against the limit set forth in Section 6(a)(2)(ii)(1) above.

(3) The foregoing limitations will be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13.

(4) If an Option and/or Stock Appreciation Right, as applicable, is cancelled in the same Fiscal Year in which it was granted (other than in connection with a transaction described in Section 13), the cancelled Option and/or Stock Appreciation Right, as applicable, will be counted against the limits set forth in subsections (1) and (2) above. For this purpose, if the exercise price of an Option and/or Stock Appreciation Right, as applicable, is reduced, the transaction will be treated as a cancellation of the Option and/or Stock Appreciation Right and the grant of a new Option and/or Stock Appreciation Right, as applicable.

(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1) In the case of an Incentive Stock Option

a) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

b) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

c) Notwithstanding the foregoing, Incentive Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be determined by the Administrator. In the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note; (4) other Shares, provided Shares acquired directly or indirectly from the Company, (A) have been owned by the Participant and not subject to substantial risk of forfeiture for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option will be exercised; (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; (6) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant’s participation in any Company-sponsored deferred compensation program or arrangement; (7) any combination of the foregoing methods of payment; or (8) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with an applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7. Restricted Stock.

(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, Shares of Restricted Stock will be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

(c) Transferability. Except as provided in this Section 7, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g) Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion. The Administrator may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof.

(b) Number of Shares. The Administrator will have complete discretion to determine the number of SARs granted to any Service Provider, subject to the limits set forth in Section 6(a)(ii).

(c) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of Tandem or Affiliated SARs will equal the exercise price of the related Option.

(d) SAR Agreement. Each SAR grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e) Expiration of SARs. An SAR granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(d) also will apply to SARs.

(f) Payment of SAR Amount. Upon exercise of an SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, or individual goals, applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

10. Formula Option Grants to Outside Directors. All grants of Options to Outside Directors pursuant to this Section will be automatic and nondiscretionary, except as otherwise provided herein, and will be made in accordance with the following provisions:

(a) Type of Option. All Options granted pursuant to this Section will be Nonstatutory Stock Options and, except as otherwise provided herein, will be subject to the other terms and conditions of the Plan.

(b) No Discretion. No person will have any discretion to select which Outside Directors will be granted Options under this Section or to determine the number of Shares to be covered by such Options (except as provided in Sections 10(f) and 13).

(c) Initial Option. Each person who first becomes an Outside Director following the Registration Date will be automatically granted an Option to purchase 16,666 Shares (the “Initial Option”) on or about the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director, but who remains a Director, will not receive a First Option.

(d) Annual Option. Each Outside Director will be automatically granted an Option to purchase 6,666 Shares (an “Annual Option”) on each date of the annual meeting of the stockholders of the Company beginning in 2005, if as of such date, he or she will have served on the Board for at least the preceding six (6) months.

(e) Terms. The terms of each Option granted pursuant to this Section will be as follows:

(i) The term of the Option will be ten (10) years.

(ii) The exercise price per Share will be 100% of the Fair Market Value per Share on the date of grant of the Option.

(iii) Subject to Section 13, the Initial Option will vest and become exercisable as to one-third (1/3rd) of the Shares subject to the Initial Option on each anniversary of its date of grant, provided that the Participant continues to serve as a Director through each such date.

(iv) Subject to Section 13, the Annual Option will vest and become exercisable as to 100% of the Shares subject to the Annual Option on the anniversary of its date of grant, provided that the Participant continues to serve as a Director through such date.

(v) No Option granted under this Section 10 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, by the laws of descent and distribution. All rights with respect to an Option granted to a Participant will be available during his or her lifetime only to the Participant. Notwithstanding the foregoing, a Participant may, if the Administrator (in its discretion) so permits, transfer an Award to an individual or entity other than the Company. Any such transfer will be made in accordance with such procedures as the Administrator may specify from time to time.

(f) Amendment. The Administrator in its discretion may change the number of Shares subject to the First Options and Subsequent Options.

11. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Service Provider will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

12. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

13.  Adjustments; Dissolution or Liquidation; Merger or Change in Control.

(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, may (in its sole discretion) adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, the numerical Share limits in Sections 3 and 6 of the Plan and the number of Shares issuable pursuant to Options to be granted under Section 10.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Change in Control. In the event of a Change in Control, each outstanding Award will be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash or a Performance Share or Performance Unit which the Administrator can determine to pay in cash, the fair market value of the consideration received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Performance Share or Performance Unit, for each Share subject to such Award (or in the case of Performance Units, the number of implied shares determined by dividing the value of the Performance Units by the per share consideration received by holders of Common Stock in the Change in Control), to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 13(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d) Termination Following Change of Control. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Optioned Stock, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock will lapse, and, with respect to Performance Shares and Performance Units, all performance goals or other vesting criteria will be deemed achieved at target levels and all other terms and conditions met.

14. Tax Withholding.

(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof), the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

16. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

17. Term of Plan. Subject to Section 21 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority will not have been obtained.

21. Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

ZIPREALTY, INC.
PROXY
This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders.
The shares of stock you are entitled to vote will be voted as you specify on the reverse side.
If no choice is specified, the proxy will be voted “FOR” Items 1, 2 and 3 and in the discretion of the proxyholders on any other matter that properly comes before the meeting.
By signing the proxy, you revoke all prior proxies and appoint Gary M. Beasley and Karen B. Seto, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting of Stockholders to be held at the Grand Hyatt San Francisco, Union Square, 345 Stockton Street, San Francisco, California 94108, on May 25, 2006, at 9:30 a.m., Local Time, or any adjournment or postponement thereof.
WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY CARD IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
ZIPREALTY, INC.
May 25, 2006
Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.
â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” PROPOSALS 2 and 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☑

					FOR	AGAINST	ABSTAIN
1. Election of two Class II directors and one Class I director:				2. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31,2006:	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡ Marc L. Cellier	Class II director
		¡ Robert C. Kagle	Class II director
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	¡ Elisabeth H. DeMarse	Class I director

☐	FOR ALL EXCEPT (See instructions below)			3. Approval of the material terms of the 2004 Equity Incentive Plan for purposes of Section 162(m) of the Internal Revenue Code:	☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL AND IN THE DISCRETION OF PROXYHOLDERS ON ANY OTHER MATTER THAT PROPERLY COMES BEFORE THE MEETING.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.